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                        PHYSICIAN SUPPORT SYSTEMS, INC.

                         PROXY/VOTING INSTRUCTION CARD

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PHYSICIAN
       SUPPORT SYSTEMS, INC. FOR THE SPECIAL MEETING ON            , 1997

  The undersigned appoints Peter W. Gilson, Hamilton F. Potter III and David S. Geller, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Physician Support Systems, Inc. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on
  , 1997, and at any adjournment or postponement thereof, as indicated on the reverse side.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY
WILL NOT BE VOTED EVEN IF THE PROXY IS SIGNED BY YOU AND RETURNED. PLEASE BE SURE TO INDICATE VOTING INSTRUCTIONS ON REVERSE SIDE OF CARD.
                    (Continued, and to be signed and dated on the reverse side.)

                                           PHYSICIAN SUPPORT SYSTEMS, INC.
                                           P.O. BOX 11286
                                           NEW YORK, N.Y. 10203-0286


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1. To approve and adopt the Agreement and Plan of Merger, dated as of October
 14, 1997, among Physician Support Systems, Inc., National Data Corporation ("NDC") and Universal Acquisition Corp., a wholly owned subsidiary of NDC.

                    FOR [_]     AGAINST [_]     ABSTAIN [_]

THIS PROXY WILL NOT BE VOTED AND WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE
                    UNLESS YOU MARK ONE OF THE BOXES ABOVE.

In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
                                            CHANGE OF ADDRESS AND/OR COMMENTS
                                                     MARK HERE    [_]

                                           THE SIGNATURE ON THIS PROXY SHOULD
                                           CORRESPOND EXACTLY WITH
                                           STOCKHOLDER'S NAME AS PRINTED TO
                                           THE LEFT. IN THE CASE OF JOINT
                                           TENANCIES, CO-EXECUTORS, OR CO-
                                           TRUSTEES, BOTH SHOULD SIGN. PERSONS
                                           SIGNING AS ATTORNEY, EXECUTOR,
                                           ADMINISTRATOR, OR GUARDIAN SHOULD
                                           GIVE THEIR FULL TITLE.

                                           DATED: _____________________________
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                                                        Signature
                                           ------------------------------------
                                                        Signature

                                              VOTES MUST BE INDICATED (X) IN
                                                    BLACK OR BLUE INK
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED PREPAID ENVELOPE.